21. SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENT

As of April 11, 2019, certain overdue loans with a total amount of RMB523.5 million were sold to several third parties at a total consideration of RMB531.9 million.

On April 24, 2019, the Board of Directors approved a cash dividend of $0.30 per share, payable on or about May 22, 2019 to shareholders of record as of the close of business on May 10, 2019.

On April 24, 2019, the Company granted stock options and restricted stock units (RSU) to certain employees and consultants. The grants consisted of 500 stock options with a strike price of USD$17.35 to an employee, 193,940 restricted stock units to 71 employees and consultants, and 22,000 restricted stock units with vesting based on performance conditions to 2 employees.